SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 28, 2004

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                         BARRETT BUSINESS SERVICES, INC.
               (Exact name of registrant as specified in charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                     0-21886
                                (SEC File Number)

                                   52-0812977
                        (IRS Employer Identification No.)

         4724 S.W. Macadam Avenue
         Portland, Oregon                                    97239
         (Address of principal executive offices)           (Zip code)

               Registrant's telephone number, including area code:

                                 (503) 220-0988



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            Item 12. Results of Operations and Financial Condition.

            On July 28, 2004, the Company issued a press release announcing its financial results for the quarter ended June 30, 2004, and limited financial guidance for third quarter 2004. A copy of the press release is furnished as
Exhibit 99.1 to this report.

      Exhibits

            99.1  Press release dated July 28, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BARRETT BUSINESS SERVICES, INC.


Dated:  July 28, 2004         By:   /s/ Michael D. Mulholland
                                    ------------------------------------
                                    Michael D. Mulholland
                                    Vice President - Finance